UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-10381

Registrant Name:	PIMCO New York Municipal Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
1633 Broadway
New York, NY 10019

Registrant’s telephone number, including area code:	888-877-4626

Date of Fiscal Year End:	April 30, 2015

Date of Reporting Period:	July 31, 2014

Item 1. Schedule of Investments

PIMCO New York Municipal Income Fund

July 31, 2014 (unaudited)

Principal Amount (000s)		Value*
NEW YORK MUNICIPAL BONDS & NOTES—94.0%
	Hudson Yards Infrastructure Corp. Rev., Ser. A,
$3,000	5.25%, 2/15/47	$3,269,250
4,000	5.75%, 2/15/47	4,561,160
	Long Island Power Auth. Rev., Ser. A,
190	5.00%, 9/1/34 (AMBAC)	190,314
560	5.00%, 9/1/34 (AMBAC) (Pre-refunded @ $100, 9/ 1/14) (a)	561,954
4,500	5.75%, 4/1/39	5,062,905
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/42, Ser. H	2,155,720
1,000	5.00%, 11/15/43, Ser. B	1,081,040
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	1,152,000
1,230	Nassau Cnty. Tobacco Settlement Corp. Rev., 5.125%, 6/1/46, Ser. A-3	969,572
2,000	New York City, GO, 5.00%, 8/1/31, Ser. D-1	2,265,920
3,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	3,842,860
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	1,007,330
900	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,041,939
3,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	3,876,992
5,000	New York City Transitional Finance Auth. Rev., 5.25%, 1/15/39, Ser. S-3	5,490,950
	New York City Water & Sewer System Rev.,
2,500	5.00%, 6/15/40, Ser. FF-2	2,751,850
5,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (b)	5,311,500
	New York Liberty Dev. Corp. Rev.,
2,000	1 World Trade Center Project, 5.00%, 12/15/41	2,174,180
6,000	4 World Trade Center Project, 5.75%, 11/15/51	6,684,960
6,150	Bank of America Tower at One Bryant Park Project, 5.125%, 1/15/44	6,578,409
1,500	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,661,115
120	Goldman Sachs Headquarters, 5.25%, 10/1/35	139,388
11,290	Goldman Sachs Headquarters, 5.25%, 10/1/35 (b)	13,114,125
1,925	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,293,137
600	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	657,660
1,000	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	1,156,590
	State Dormitory Auth. Rev.,
1,000	5.00%, 2/15/29, Ser. A	1,146,250
500	5.00%, 7/1/35, Ser. A	549,480
1,000	5.00%, 3/15/38, Ser. A	1,104,090
1,350	5.00%, 7/1/42, Ser. A	1,470,258
1,000	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,114,570
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,186,400
1,300	Mount Sinai School of Medicine, 5.125%, 7/1/39	1,366,872
4,500	New York Univ., 5.00%, 7/1/38, Ser. C	4,886,325
1,225	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	1,392,666
1,000	Pratt Institute, 5.125%, 7/1/39, Ser. C (AGC)	1,060,590
2,500	Sloan-Kettering Center Memorial, 4.50%, 7/1/35, Ser. A-1	2,554,675
1,800	Teachers College, 5.50%, 3/1/39	1,982,790
1,250	The New School, 5.50%, 7/1/40	1,362,800
	State Thruway Auth. Rev., Ser. I,
2,000	5.00%, 1/1/37	2,173,760
3,645	5.00%, 1/1/42	3,915,168
1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (b)	1,998,108
3,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (b)	3,349,410
3,000	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	3,210,300
5,860	Troy Industrial Dev. Auth. Rev., Rensselaer Polytechnic Institute Project, 4.625%, 9/1/26	6,392,381
	TSASC, Inc. Rev., Ser. 1,
3,000	5.00%, 6/1/26	2,888,310
3,000	5.00%, 6/1/34	2,476,110
2,205	5.125%, 6/1/42	1,755,356
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (AGM)	2,950,036
910	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,026,471
200	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	209,548
400	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	442,312

	Total New York Municipal Bonds & Notes (cost-$124,751,129)	134,017,856

OTHER MUNICIPAL BONDS & NOTES—1.7%
	Ohio—1.7%
2,875	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2 (cost-$2,410,280)	2,413,850

PIMCO New York Municipal Income Fund Schedule of Investments

July 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
SHORT-TERM INVESTMENTS—4.3%
	Repurchase Agreements—3.2%
$4,600	Citigroup Global Markets, Inc., dated 7/31/14, 0.13%, due 8/1/14, proceeds $4,600,017; collateralized by U.S. Treasury Notes, 0.875%, due 7/31/19, valued at $4,706,018 including accrued interest (cost-$4,600,000)	$4,600,000

	U.S. Treasury Obligations—1.1%
1,600	U.S. Treasury Notes, 0.50%, 10/15/14 (cost-$1,601,210)	1,601,563

	Total Short-Term Investments (cost-$6,201,210)	6,201,563

	Total Investments (cost-$133,362,619) (c)—100.0%	$142,633,269

PIMCO New York Municipal Income Fund

July 31, 2014 (unaudited) (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
College & University Revenue	17.2%
Industrial Revenue	14.1
Miscellaneous Revenue	14.0
Health, Hospital & Nursing Home Revenue	8.5
Tobacco Settlement Funded	7.4
Highway Revenue Tolls	6.6
Water Revenue	5.7
Miscellaneous Taxes	5.5
Electric Power & Light Revenue	4.1
Income Tax Revenue	3.0
Recreational Revenue	2.7
Port, Airport & Marina Revenue	2.3
Transit Revenue	2.3
Economic Development Revenue	0.7

Total Revenue Bonds		94.1%
Repurchase Agreements		3.2
General Obligation		1.6
U.S. Treasury Obligations		1.1

Total Investments		100.0%

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(b)	Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(c)	At July 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $133,362,619. Gross unrealized appreciation was $10,093,285; gross unrealized depreciation was $822,635; and net unrealized appreciation was $9,270,650. The difference between book and tax cost was attributable to wash sale loss deferrals and the differing treatment of Inverse Floater transactions.

Glossary:

AGC—insured by Assured Guaranty Corp.

AGM—insured by Assured Guaranty Municipal Corp.

AMBAC—insured by American Municipal Bond Assurance Corp.

GO—General Obligation Bond

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended July 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes — Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at July 31, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value at 7/31/14
Investments in Securities - Assets
New York Municipal Bonds & Notes	$—	$134,017,856	$—	$134,017,856
Other Municipal Bonds & Notes	—	2,413,850	—	2,413,850
Short-Term Investments	—	6,201,563	—	6,201,563

Totals	$—	$142,633,269	$—	$142,633,269

At July 31, 2014, there were no transfers between Levels 1 and 2.

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date: September 26, 2014

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date: September 26, 2014

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: September 26, 2014